SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PAINCARE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

                             not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

PAINCARE HOLDINGS, INC.

1030 North Orange Avenue, Suite 105

Orlando, Florida 32801

July 15, 2005

Dear Shareholder:

You are cordially invited to attend a Special Meeting of the Shareholders of PainCare Holdings, Inc., a Florida corporation (“PainCare”), at the Courtyard at Lake Lucerne, Green Meeting Room, 211 North Lucerne Circle East, Orlando, FL  32801, on August 9, 2005 at 10:00 a.m.

To approve and ratify an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 75,000,000 to 200,000,000 shares; and to approve and to transact such other business as may properly become before the Special Meeting and any adjournment or postponement thereof.

The Board of Directors recommends that shareholders vote for the Proposal.

Your vote is important.  We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepared envelope.  You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.

Sincerely yours,

Randy Lubinsky

Randy Lubinsky

Chief Executive Officer

PainCare Holdings, Inc.

1030 North Orange Avenue, Suite 105

Orlando, Florida 32801

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on August 9, 2005

To the Shareholders of PainCare Holdings, Inc.:

Notice is hereby given that a Special Meeting of the Shareholders of PainCare Holdings, Inc., a Florida corporation (“PainCare”) will be held at 10:00 a.m., local time, on August 9, 2005 at the Courtyard at Lake Lucerne, Green Meeting Room, 211 North Lucerne Circle East, Orlando, FL  32801 for the following purposes:

(1)

To approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 75,000,000 to 200,000,000 shares; and

(2)

To conduct such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only record holders of common stock at the close of business on July 9, 2005 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.  To ensure that your vote will be counted, please complete, sign, date and return the proxy in the enclosed prepaid envelope whether or not you plan to attend the Special Meeting.  You may revoke your proxy by notifying the Secretary of the Company in writing at any time before it has been voted at the Special Meeting.

July 15, 2005

By Order of the Board of Directors

Orlando, Florida

/s/ Mark Szporka

Secretary, PainCare Holdings, Inc.

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.

PainCare Holdings, Inc.

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 9, 2005

THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAINCARE HOLDINGS, INC.

If properly signed and returned and not revoked, the proxy will be voted in accordance with the instruction it contains.  The persons named in the accompanying proxy will vote the proxy for the other items listed on the proxy, in each case as recommended by the Board of Directors.  At any time before it is voted, each proxy granted may be revoked by the shareholder by a later dated proxy, by written revocation addressed to the Secretary of PainCare Holdings, Inc. at the address below or by voting by ballot at the Special Meeting.

The Company’s principal executive offices are located at 1030 North Orange Avenue, Suite 105, Orlando, Florida 32801.  This Proxy Statement and the accompany proxy are being sent to shareholders on or about July 15, 2005.  ANY PROXY MAY BE REVOKED IN PERSON AT THE SPECIAL MEETING, BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME THE PROXY IS VOTED.

VOTING SECURITIES

The Board has fixed the close of business on July 9, 2005 as the record date (the “Record Date”) for determination of shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment thereof.  Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting.  On the Record Date, the Company had outstanding 52,159,681shares of common stock.  Shareholders are entitled to one vote for each share of common stock.  The holders of a majority of the outstanding voting shares constitute a quorum.  Abstentions from voting and broker non-votes on a particular proposal will be counted for purposes of determining the presence of a quorum but will not be counted as affirmative or negative votes on the Proposal.

As of the Record Date, the directors and executive officers of PainCare as a group held 5,782,112 voting shares, representing 11.1% of the shares eligible to vote at the Special Meeting as listed in the table of SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

ACTION TO BE TAKEN UNDER PROXY

All proxies for shareholders in the accompanying form that are properly executed and returned will be voted at the Special Meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for all proposals.

SOLICITATION

PainCare will bear the entire cost of the solicitation of proxies from its shareholders, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares beneficially owned by others to forward to such beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of PainCare.  No additional compensation will be paid to such persons for such services.

The Company reserves the right to engage the services of a proxy solicitation firm to assist the Company with solicitation of the proxies. Any costs associated with the engagement of a proxy solicitation firm will be bourne entirely by the Company.

PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF
INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES
OF COMMON STOCK FROM 75,000,000 TO 200,000,000 SHARES

Introduction

The Company’s Articles of Incorporation currently authorizes the issuance of seventy-five million (75,000,000) shares of common stock, par value $0.0001 per share and ten million (10,000,000) shares of preferred stock, par value $0.0001 per share.  In November, 2004, the Board of Directors adopted a resolution proposing that the Articles of Incorporation be amended to increase the authorized number of shares of common stock to Two Hundred Million (200,000,000), subject to stockholder approval of the amendment.

Current Use of Shares

As of July 9, 2005, the Company had approximately 52,159,681 million shares of common stock outstanding. In addition, the Company may be required to issue up to approximately 31,062,638 million shares in the  future  for the following purposes:

•

5,502,716 shares of common stock issuable upon conversion of the Company’s convertible debentures and notes;

•

9,267,150 shares of common stock issuable upon the exercise of outstanding stock options;

•

3,229,316 shares of common stock issuable upon the exercise of outstanding stock warrants;

•

732,850 shares of common stock reserved for future grants under the Company’s stock option plans; and

•

up to 12,330,606 shares that would be issuable pursuant to the earnout provisions of various business acquisitions that the Company has made if the applicable performance goals are met.

Based upon the foregoing, the Company currently has approximately 8,222,319 shares reserved out of its authorized and unissued shares that it may be called upon to issue int the future for the purposes discussed above.

Proposed Amendment to Articles of Incorporation

The Board of Directors has adopted resolutions setting forth (i) the proposed amendment to Article 3 of the Company’s Articles of Incorporation; (ii) the advisability of the amendment; and (iii) a call for submission of the amendment for approval by the Company’s stockholders at the annual meeting.

The following is the text of Article IV 1(a) of the Articles of Incorporation of the Company, as proposed to be amended:

“(a) Common Stock.  The aggregate number of shares of Common Stock which the corporation shall have the authority to issue is 200,000,000 with a par value of $0.0001 per share.”

Purpose and Effect of the Proposed Amendment

The Board of Directors believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue common stock for a variety of corporate purposes, such as to make acquisitions, raise capital, effect future stock splits and stock dividends and to adopt additional employee benefit plans or to reserve additional shares for issuance under such plans.

Except as discussed above, the Board of Directors does not currently have any specific plans, understanding, agreements or commitments to issue the additional common stock that will be authorized if this proposal is approved.  No additional action or authorization by the Company’s stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the common stock is then listed or quoted.  The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Under the Company’s Articles of Incorporation, the Company’s stockholders do not have preemptive rights with respect to common stock.  Thus, should the Board of Directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares.  In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

The issuance of the additional shares of common stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company’s existing stockholders.  Issuing additional shares of Common Stock may also have the effect of delaying or preventing a change of control of the Company.  The Company’s authorized but unissued common stock could be issued in one or more transactions that would make it more difficult or costly, and less likely, a takeover of the Company.  The proposed amendment to the Articles of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, and the Board of Directors has no present intention to use the additional shares of Common Stock in order to impede a takeover attempt.

If the proposed amendment is adopted, it will become effective upon filing of Articles of Amendment to the Company’s Articles of Incorporation with the Florida Secretary of State.  However, if the Company’s stockholders approve the proposed amendment to the company’s Articles of Incorporation, the Board retains discretion under Florida law not to implement the proposed amendment.  If the Board exercised such discretion, the number of authorized shares would remain at current levels.

Vote Necessary to Approve the Amendment

The approval of the proposal requires that a quorum be present at the meeting, and that a greater number of votes are cast in favor of the proposal than against.  Abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or the bank with voting instructions as to such shares) will be counted towards quorum for the meeting, but will have no effect on the voting with respect to the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM SEVENTY-FIVE MILLION (75,000,000) TO TWO HUNDRED MILLION (200,000,000).  UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT.

Security Ownership of Management and Principal Stockholders

The following table sets forth certain information as of July 9, 2005 as to the number of shares of the Company common stock that will be beneficially owned by: (i) each person that beneficially owns more than 5% of the outstanding shares of the Company common stock; (ii) each director of the Company; (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company; and (iv) the Company executive officers and directors as a group.

The holders listed below will have sole voting power and investment power over the shares beneficially held by them. The table below includes shares subject to options, warrants and convertible notes.

Beneficial Ownership (1)

Name of Beneficial Owner	Shares	Percent	Current Position

Merrill Reuter, M.D. (2)

1,912,810

3.7%

Chairman of the Board,

President - AOSF

Randy Lubinsky (3) (11)

2,376,970

4.6%

CEO and Director

Mark Szporka (4) (11)

2,324,871

4.5%

CFO and Director

Ronald Riewold (5)

1,270,000

2.4%

President and Director

Jay Rosen, M.D. (6)

   425,000

0.8%

Director

Arthur J. Hudson (7) (11)

   670,000

1.3%

Director

Robert Fusco (8)

   120,000

     *

Director

Antonio DiSclafani, M.D. (9)

1,263,461

2.4%

Director

Thomas J. Crane (10)

     29,000

     *

Director

Aldo F. Berti, M.D.(10)

     25,000

     *

Director

All officers, directors, and affiliates

10,417,112

20%

as a group (10 persons)

*Less than 1%

(1)

Based on an aggregate of 52,159,681 shares of the Company's common stock outstanding as of July 9, 2005.

(2)

Includes the impact of the merger on January 1, 2001 between the Company’s subsidiary, PainCare Acquisition Company I, Inc., and Advanced Orthopaedics of South Florida, Inc., of which Dr. Reuter was a stockholder, at which time Dr. Reuter received 1,850,000 shares of common stock and $1,239,000 in convertible debentures which were paid in full in February of 2004. Dr. Reuter received 62,810 shares of common stock as partial consideration for PainCare's purchase of 50% of his ownership interest in Lake Worth Surgical Center in May 2005.

(3)

Includes options issued pursuant to the Company’s stock option plans (the “Plans”) to acquire (i) 800,000 shares of common stock at $1.00 per share; (ii) 100,000 shares of our common stock at $1.93 per share; (iii) 100,000 shares of common stock at $3.08 per share; (iv) 197,531 shares of common stock issued for the exercise of stock options in February 2005; and (v) 191,599 shares of common stock held in a trust directly controlled by Randy Lubinsky.

(4)

Includes Plan options to acquire (i) 800,000 shares of common stock at $1.00 per share; (ii) 100,000 shares of common stock at $1.93 per share; (iii) 100,000 shares of common stock at $3.08 per share; and (iv) 197,531 shares of common stock issued for the exercise of stock options in February 2005.

(5)

Includes warrants to acquire 25,000 shares of common stock at $0.75 per share all of which have vested, Plan options to acquire 775,000 shares of common stock at $1.00 per share, which options are fully vested, and Plan options to acquire 95,000 shares at $3.02 per share. Does not include Plan options to acquire 380,000 shares at $3.02 per share, which have not yet vested.

(6)

Includes Plan options to acquire 200,000 shares of common stock at $0.05 per share; and (ii) 25,000 shares of common stock at $2.97 per share.

(7)

Includes Plan options to acquire (i) 70,000 shares of common stock at $0.70 per share; (ii) 100,000 shares of common stock at $1.00 per share; (iii) 25,000 shares of common stock at $2.40 per share; and (iv) 25,000 shares of common stock at $2.97 per share.

(8)

Includes Plan options to acquire (i) 70,000 shares of common stock at $0.70 per share; (ii) 25,000 shares of common stock at $2.40 per share; and (iii) 25,000 shares of common stock at $2.97 per share.

(9)

Includes common stock shares, which were obtained as a result of a private placement of the Company’s common stock during 2002. These shares are owned by the Donna Louise DiSclafani Revocable Trust (10/22/02) and Dr.  DiSclafani may be deemed to share beneficial ownership of these shares. Also includes Plan options to acquire 25,000 shares of common stock at $2.97 per share.

(10)

Includes Plan options to acquire 25,000 shares of common stock at $2.97 per share.

(11)

Includes Plan options to acquire 150,000 shares of common stock at $2.25 per share, which were granted and fully vested in accordance with a personal guarantee provided by each Messrs. Lubinsky, Szporka and Hudson with respect to the guarantee of a WCMA line of  credit with Merrill Lynch Business Financial Services, Inc. This line of credit was subsequently closed in February of 2004.

Other Business

The Board of Directors is not aware of any other business that will come before the Special Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies.  All shares represented by duly executed proxies will be voted at the Special Meeting.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

Proposals of Stockholders of the Company which are intended to be presented by such Stockholders at the 2005 Annual Meeting must be received by the Company no later than June 15, 2005 in order to have them included in the proxy statement and form of proxy relating to that meeting.

The Company’s by-laws require a Stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors that the Stockholder wishes to bring before a meeting of the Stockholders of the Company. In general, for business to be brought before an annual meeting by a Stockholder, written notice of the Stockholder proposal or nomination must be received by the secretary of the Company not less than 90 days nor more than 120 days before the meeting, or if the Company gives less than 40 days notice of the meeting date, written notice of the stockholder proposal or nomination must be received within ten days after the meeting date is announced. With respect to Stockholder proposals, the Stockholder’s notice to the secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as such other information set forth in the Company’s by-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder’s notice to the secretary of the Company must contain certain information set forth in the Company’s by-laws about both the nominee and the Stockholder making the nominations.

If a Stockholder desires to have a proposal included in the Company’s proxy materials for the Annual Meeting of Stockholders and desires to have such proposal brought before the same Annual Meeting, the Stockholder must comply with the both sets of procedures described in the two immediately preceding paragraphs. Any required notices should be sent to PainCare Holdings, Inc. 1030 North Orange Avenue, Suite 105, Orlando, FL 32801, Attention Secretary.

Availability of Certain Documents Referred to Herein

This Proxy Statement refers to certain documents of the Company that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to PainCare Holdings, Inc., 1030 North Orange Avenue, Suite 105, Orlando, Florida 32801, Attention:  Randy Lubinsky, CEO.

It is important that the proxies be returned promptly and that your shares be represented.  Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

Order of the Board of Directors

/s/ Randy Lubinsky

Randy Lubinsky

Orlando, Florida

July 15, 2005

PAINCARE HOLDINGS, INC.

PROXY FOR SPECIAL MEETING TO BE HELD ON AUGUST 9, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Randy Lubinsky, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of PainCare Holdings, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Special Meeting of Shareholders to be held on August 9, 2005 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

IMPORTANT – This proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Shareholder:

We cordially invite you to attend the Special Meeting of Shareholders of PainCare Holdings, Inc. to be held at the Courtyard at Lake Lucerne, Green Meeting Room, 211 North Lucerne Circle East, Orlando, FL  32801 on August 9, 2005 at 10:00 a.m. (local time).

Please read the Proxy Statement which describes the proposal and presents clear important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL

		For	Against	Abstain
1.	To approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 75,000,000 to 200,000,000 shares.	[ ]	[ ]	[ ]
2.	To transact such other business as may properly come before the meeting or any Adjournment thereof.	[ ]	[ ]	[ ]

If you plan to attend the Special Meeting, please mark this box

[__]

Dated: _________________, 2005

Signature:

Name (printed):

Title:

Important:  Please sign exactly as name appears on this proxy.  When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE

PAINCARE HOLDINGS, INC.